Dreyfus
Variable
Investment Fund,
International Value
Portfolio
Annual Report


December 31, 1997

Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for the Dreyfus Variable Investment Fund, International Value Portfolio for the 12-month reporting period ended December 31, 1997. Over this period, your Portfolio outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index by a wide margin. The Portfolio produced a total return of 8.71% for the year,* while the EAFE Index rose only 1.8%.** Returns abroad lagged those of the U.S. primarily due to the strength of the dollar and declining stock markets in Asia. The Japanese market, the largest market outside the U.S., declined 23.7% for the year and other Asian markets were even weaker with Singapore down 30% and Malaysia off 68%. Except for Japan, your Portfolio had very little exposure to Asia and was relatively well protected from the effects of the turmoil there.

   In Japan, the Portfolio was slightly underweighted 22.9% vs. 25.2% for EAFE. A major factor enhancing returns in 1997 was the strong performance of value stocks in Japan. Despite the weak market, many of our holdings generated double-digit returns with the best performing stock in the Japanese portfolio up 75%. The major exception to the success of our value-oriented strategy was the United Kingdom. In the U.K. for the second consecutive year, value stocks lagged the market as investors there continued to bid up growth stocks.

   Our strategy in 1997 was to be well diversified by country and industry sectors with a strong emphasis on value. The Portfolio was primarily invested in the major industrialized countries and exposure to emerging markets was only 2.2% at year-end.

ECONOMIC AND MARKET ENVIRONMENT

   Performance of European stock markets in 1997 was very similar to the prior year. Most European markets registered strong gains, and several generated returns exceeding those of the U.S. The German and Dutch markets each were up over 45%, Italy and Switzerland were up 57%, and France was up 29.5%. Every European market generated positive returns. Even the laggard, Austria, was up over 18%. However, as mentioned earlier, the strong U.S. dollar depressed those returns. In the case of Germany, the 45% return translated into only 24.6% in U.S. dollars, and the impact was similar elsewhere. The economic cycle in continental Europe is lagging the U.S. The Gross Domestic Product ("GDP") growth rate is still increasing from the 2.5% range to the 2.7%-3% area. The move toward closer integration and unified currency (targeted for January 1, 1999) should result in increased efficiency and accelerate the pace of restructuring. Labor costs are still too high in many countries, but labor laws are being eased in order to increase efficiency and lower costs. The U.K. is much further ahead of the Continent both in terms of the economic cycle and also in terms of restructuring.

   The biggest challenge today is to minimize the impact of turmoil in Asia on the rest of the world. The "Asian Tigers," accustomed to generating economic growth of 7%-8%, are likely to grow at only 1%-1.5% for a while. Currencies remain under pressure, and major firms are struggling under the burden of heavy dollar-based debt. Until now, these problems have not impacted developed countries to any significant extent, and we are optimistic that future impact will be minimal. One reason for the severity of the situation in the emerging markets of Asia is that the major industrial power in the region, Japan, is still struggling to solve its own economic problems.

   The Japanese market in 1997 declined 14.5% in local currency, and with the 10.7% yen depreciation the decline in dollar terms was almost 24%. The year-end close of 15,258 on the Nikkei was the lowest since year-end 1985. However, despite the falling market, there were also some opportunities in Japan. Export-oriented companies with strong worldwide market positions registered earnings growth and share price appreciation. The banks and real estate-related issues declined much more than the overall market. Your Portfolio did not invest in banks or real estate-related firms, because of poor fundamentals and the absence of value stocks. During the year several banks became insolvent and the fourth largest brokerage house failed. We believe that these developments will force the government to finally face up to the problems in the banking system and enable the domestic economy to get moving ahead.

   Hong Kong, the second largest market in Asia, registered a 26% decline for the year. The Hong Kong dollar held its peg to the U.S. dollar and, unlike other Asian currencies, it did not depreciate. However, the market remained volatile largely due to pessimism regarding China's ability and willingness to support the currency indefinitely. Your Portfolio only had a 2.1% weighting in Hong Kong, in issues chosen to be defensive.

PORTFOLIO FOCUS

   Our strategy is to continue to seek undervalued securities with sound fundamentals and improving earnings momentum. We intend to remain well diversified within the value universe both in terms of country exposure and economic sectors. The Portfolio is now invested in 23 countries including a small exposure (2.2%) to emerging markets.

   Emerging market exposure has been kept low due to the turmoil and the volatility in Asian markets. The severe decline in those markets has brought valuations down, and as we begin to see evidence of stabilization we will search for opportunities. However, the objective of the Portfolio is to invest primarily in the major established stock markets. While exposure to emerging markets may rise somewhat because the severe decline will provide more opportunities in the value sector, over 90% of the Portfolio will continue to be invested in the major industrialized economies.

   Although stock market returns abroad lagged those of the U.S. in recent years, we remain optimistic about the future. Valuations abroad now compare favorably with the U.S., even though most countries are behind the U.S. in terms of their economic cycle. Restructuring, share buybacks and downsizing measures designed to benefit shareholder value are just now beginning abroad while most of these steps have already been taken in the U.S.

   The largest market abroad, Japan, is still more than 50% below its peak of eight years ago, while the U.S. market has tripled during the same period. We are optimistic about the long-term outlook abroad and will continue to search for opportunities within the value sector.

   We appreciate your investment in the Portfolio and will continue exerting our best efforts to bring you rewarding returns from international value stocks.

                                                     Sincerely,

                                                     /s/ Sandor Cseh

                                                     Sandor Cseh
                                                     Portfolio Manager
January 20, 1998
New York, N.Y.

 * Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges imposed in connection with investing in variable insurance contracts, which will reduce returns.
** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- The Morgan Stanley Capital
   International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of samples of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. Index is the property of Morgan Stanley & Co., Incorporated.

Dreyfus Variable Investment Fund, International Value Portfolio
December 31, 1997
--------------------------------------------------------------------------------
   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE
    INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO AND THE MORGAN STANLEY
     CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE(R)) INDEX

Dollars

$11,241
Dreyfus Variable
Investment Fund, International Value
Portfolio

$10,194
Morgan Stanley
Capital International Europe, Australasia,
Far East (EAFE(R))
Index*

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
--------------------------------------------------------------------------------

            One Year Ended                    From Inception (5/1/96)
          December 31, 1997                     to December 31, 1997
          -----------------                   -----------------------
                8.71%                                   7.26%

-------------
Past performance is not predictive of future performance.

The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, International Value Portfolio on 5/1/96 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio's performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.


Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                                                   December 31, 1997


Common Stocks--89.7%                                                                    Shares           Value
-------------------------------------------------------------------------------      -----------      -----------
                 Argentina--.8%  YPF Sociedad Anonima, ADS.....................          4,700        $   160,681
                                                                                                      -----------
                Australia--1.8%  Australia and New Zealand Banking.............         29,450            194,643
                                 Boral.........................................         61,048            154,389
                                                                                                      -----------
                                                                                                          349,032
                                                                                                      -----------
                   Austria--.2%  Bank Austria..................................          1,320(a)          35,529
                                 Creditanstalt-Bankverein......................              2                346
                                                                                                      -----------
                                                                                                           35,875
                                                                                                      -----------
                    Brazil--.2%  Telecomunicacoes Brasileiras-Telebras, ADR....            300             34,931
                                                                                                      -----------
                   Denmark--.7%  Tele Danmark, ADS.............................          4,500            138,656
                                                                                                      -----------
                  France--11.8%  Alcatel Alsthom, ADS..........................          9,750            246,797
                                 Axa-UAP.......................................          2,200            170,232
                                 Bongrain......................................            125             52,754
                                 C.S.F. (Thompson).............................          4,624            145,746
                                 Danone........................................          1,400            250,062
                                 Dexia France..................................          1,600            185,295
                                 Elf Aquitaine, ADS............................          5,500            322,438
                                 Michelin......................................          3,016            151,840
                                 Pechiney A....................................          2,500             98,696
                                 Rhone-Poulenc, ADR............................          3,644            161,702
                                 Societe Generale..............................          1,628            221,809
                                 Societe Television Francaise 1................          1,100            112,403
                                 Usinor........................................          8,000            115,511
                                                                                                      -----------
                                                                                                        2,235,285
                                                                                                      -----------
                 Germany--10.1%  Bayer.........................................          5,500            205,447
                                 Berliner Kraft-und Licht Aktiengesellschaft...          3,000             90,717
                                 Deutsche Bank.................................          3,300            232,963
                                 Deutsche Lufthansa............................          7,000            134,241
                                 GEA...........................................            550            207,893
                                 Hoechst.......................................          2,000             70,039
                                 Siemens.......................................          4,400            260,478
                                 Tarkett.......................................          5,000            115,342
                                 VEBA..........................................          3,800            258,755
                                 Viag..........................................            385            207,374
                                 Volkswagen....................................            250            140,634
                                                                                                      -----------
                                                                                                        1,923,883
                                                                                                      -----------
                    Greece--.5%  Hellenic Telecommunication Organization, GDR..          9,000(a,b)        94,500
                                                                                                      -----------
                Hong Kong--2.1%  Guoco.........................................         27,000             66,028
                                 HSBC..........................................          4,439            109,414
                                 HongKong Electric.............................         38,000            144,419
                                 Swire Pacific.................................         70,000             70,912
                                                                                                      -----------
                                                                                                          390,773
                                                                                                      -----------



Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                      December 31, 1997


Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------      -----------      -----------
                    Italy--4.9%  ENI, ADS......................................          2,800        $   159,775
                                 Fiat..........................................         22,000             63,811
                                 Istituto Mobiliare Italiano, ADS..............          4,800            171,600
                                 Mondadori (Arnoldo) Editore...................         10,000             78,570
                                 Montedison....................................        150,000            134,483
                                 Telecom Italia................................         75,000            329,551
                                                                                                      -----------
                                                                                                          937,790
                                                                                                      -----------
                   Japan--22.9%  Canon.........................................         12,000            279,390
                                 Credit Saison.................................          9,400            231,814
                                 Dai-Tokyo Fire & Marine Insurance.............         27,000             92,640
                                 Fuji Machine Manufacturing....................          6,000            144,750
                                 Hitachi.......................................         17,000            121,084
                                 Honda Motor...................................          5,000            183,427
                                 Ito-Yokado....................................          5,000            254,653
                                 Kao...........................................         19,000            273,570
                                 Mabuchi Motor.................................          4,000            203,109
                                 Matsumotokiyoshi..............................          3,000            114,881
                                 Mikuni Coca Cola Bottling.....................         10,000            124,837
                                 Minebea.......................................         25,000            268,055
                                 Mitsubishi Heavy Industries...................         25,000            104,159
                                 Murata Manufacturing..........................          7,000            175,844
                                 NAMCO ........................................          3,000             87,080
                                 Nichiei.......................................          2,500            266,141
                                 Nishimatsu Construction.......................         20,000             62,802
                                 Rinnai........................................          7,800            117,684
                                 Rohm..........................................          2,000            203,722
                                 Sankyo........................................          4,500             65,827
                                 Sekisui Chemical..............................         20,000            101,555
                                 Sony..........................................          3,000            266,524
                                 Toshiba.......................................         27,000            112,285
                                 Toyota Motor..................................          5,000            143,218
                                 Yamanouchi Pharmaceutical.....................          9,000            193,000
                                 Yamato Transport..............................         12,000            160,833
                                                                                                      -----------
                                                                                                        4,352,884
                                                                                                      -----------
              Netherlands--5.6%  ABN-Amro......................................          8,014            156,114
                                 Akzo Nobel, ADR...............................          2,100            182,438
                                 Hollandsche Beton Groep.......................          6,110            113,600
                                 Hunter Douglas................................          3,766            131,867
                                 Koninklijke KNP...............................          8,000            184,248
                                 Philips Electronics, ADR......................          2,200            133,100
                                 Royal PTT Nederland, ADS......................          4,112            170,648
                                                                                                      -----------
                                                                                                        1,072,015
                                                                                                      -----------
               New Zealand--.2%  Air New Zealand...............................         18,909             37,883
                                                                                                      -----------


Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                    December 31, 1997


Common Stocks (continued)                                                               Shares           Value
-------------------------------------------------------------------------------      -----------      -----------
                    Norway--.6%  Orkla AS-B....................................          1,400        $   108,803
                                                                                                      -----------
                      Peru--.5%  Telefonica del Peru, ADS......................          4,000             93,250
                                                                                                      -----------
                  Portugal--.7%  Banco Totta & Acores..........................          7,000            137,452
                                                                                                      -----------
                Singapore--1.3%  Development Bank of Singapore.................         17,000            145,239
                                 Singapore Airlines............................         16,000            104,420
                                                                                                      -----------
                                                                                                          249,659
                                                                                                      -----------
               South Korea--.1%  Kookmin Bank, ADS.............................          4,253(a,b)        20,180
                                                                                                      -----------
                    Spain--4.3%  Corporacion Bancaria de Espana, ADS...........          8,400            256,725
                                 Endesa........................................          6,400            113,633
                                 Gas Y Electridad..............................          2,800            202,166
                                 Repsol, ADR...................................          5,700            242,606
                                                                                                      -----------
                                                                                                          815,130
                                                                                                      -----------
                    Sweden--.9%  Marieberg Tidnings............................          5,000            117,130
                                 Scania AB 'A', ADS............................          2,500             56,250
                                                                                                      -----------
                                                                                                          173,380
                                                                                                      -----------
              Switzerland--3.7%  Forbo Holding.................................            300            122,570
                                 Nestle........................................            150            224,713
                                 Sulzer........................................            150             95,059
                                 UBS...........................................            180            260,170
                                                                                                      -----------
                                                                                                          702,512
                                                                                                      -----------
          United Kingdom--14.7%  BTR...........................................         80,000            241,776
                                 Bunzl.........................................         48,183            187,168
                                 Cable & Wireless, ADS.........................          3,800            103,313
                                 Laird Group...................................         22,700            165,917
                                 LucasVarity...................................         68,000            240,134
                                 Medeva........................................         37,000             98,451
                                 National Westminster Bank.....................         16,938            281,545
                                 PowerGen......................................         21,318            277,317
                                 Rio Tinto.....................................         18,002            221,467
                                 Royal & Sun Alliance Insurance................         32,266            324,871
                                 Safeway.......................................         42,780            241,013
                                 Stakis........................................         65,000            101,424
                                 Tomkins.......................................         63,477            303,399
                                                                                                      -----------
                                                                                                        2,787,795
                                                                                                      -----------
            United States--1.1%  Pharmacia & Upjohn............................          5,900            216,088
                                                                                                      -----------
                                 TOTAL COMMON STOCKS
                                   (cost $16,564,220)..........................                       $17,068,437
                                                                                                      ===========



Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Statement of Investments (continued)                                                     December 31, 1997


Preferred Stocks--1.1%                                                                  Shares           Value
-------------------------------------------------------------------------------      -----------      -----------
                   Austria--.6%  Bank Austria..................................          2,520(a)     $   113,711
                                                                                                      -----------
                   Germany--.5%  Hugo Boss.....................................             70             90,466
                                                                                                      -----------
                                 TOTAL PREFERRED STOCKS
                                   (cost $172,204).............................                       $   204,177
                                                                                                      ===========

                                                                                      Principal
Short-Term Investments--7.2%                                                           Amount
-------------------------------------------------------------------------------      -----------
          U.S. Treasury Bills:   4.86%, 1/2/98.................................        $ 99,000       $    98,997
                                 4.96%, 1/8/98.................................         100,000            99,931
                                 5.13%, 1/22/98................................         826,000           823,571
                                 5.18%, 2/5/98.................................         136,000           135,335
                                 5.22%, 3/5/98.................................         215,000           213,063
                                                                                                      -----------
                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $1,370,769)...........................                       $ 1,370,897
                                                                                                      ===========
TOTAL INVESTMENTS (cost $18,107,193)...........................................           98.0%       $18,643,511
                                                                                         ======       ===========
CASH AND RECEIVABLES (NET).....................................................            2.0%       $   372,936
                                                                                         ======       ===========
NET ASSETS.....................................................................          100.0%       $19,016,447
                                                                                         ======       ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Non-income producing.
(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to $114,680 or approximately .6% of net assets.



                       See notes to financial statements.


Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                  December 31, 1997

                                                                                                   Cost            Value
                                                                                               ------------     ------------
ASSETS:                       Investments in securities--See Statement of Investments          $18,107,193      $18,643,511
                              Cash.............................................                                      34,543
                              Cash denominated in foreign currencies...........                    568,876          545,781
                              Dividends receivable.............................                                      33,550
                              Prepaid expenses.................................                                          58
                                                                                                                -----------
                                                                                                                 19,257,443
                                                                                                                -----------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      15,712
                              Payable for investment securities purchased......                                     199,909
                              Net unrealized depreciation on forward
                                currency exchange contracts--Note 5(a).........                                         366
                              Payable for shares of Beneficial Interest redeemed                                        145
                              Accrued expenses ................................                                      24,864
                                                                                                                -----------
                                                                                                                    240,996
                                                                                                                -----------

NET ASSETS.....................................................................                                 $19,016,447
                                                                                                                ===========

REPRESENTED BY:               Paid-in capital..................................                                 $18,607,941
                              Accumulated undistributed investment income--net.                                         863
                              Accumulated distributions in excess of
                                net realized gain (loss) on investments........                                    (106,376)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments and foreign currency transactions                                    514,019
                                                                                                                -----------
NET ASSETS.....................................................................                                 $19,016,447
                                                                                                                ===========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                   1,414,161

NET ASSET VALUE, offering and redemption price per share.......................                                      $13.45
                                                                                                                     ======




                       See notes to financial statements.


Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Statement of Operations                                                                  Year Ended December 31, 1997


INVESTMENT INCOME

INCOME:                       Cash dividends (net of $35,230 foreign taxes
                                withheld at source) .....................                  $ 239,154
                              Interest...................................                     54,910
                                                                                           ---------
                                   Total Income..........................                                     $ 294,064

EXPENSES:                     Investment advisory fee--Note 4(a).........                    136,687
                              Custodian fees.............................                     24,964
                              Auditing fees..............................                     19,274
                              Prospectus and shareholders' reports.......                      7,360
                              Registration fees..........................                      3,183
                              Legal fees.................................                        651
                              Trustees' fees and expenses--Note 4(b).....                        391
                              Shareholder servicing costs................                        228
                              Loan commitment fees--Note 3...............                        170
                              Miscellaneous..............................                        669
                                                                                           ---------
                                   Total Expenses........................                                       193,577
                                                                                                              ---------

INVESTMENT INCOME--NET...................................................                                       100,487
                                                                                                              ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 5:
                              Net realized gain (loss) on investments and
                                foreign currency transactions............                  $ 403,152
                              Net realized gain (loss) on forward currency
                                exchange contracts.......................                    (30,327)
                                                                                           ---------
                                   Net Realized Gain (Loss)..............                                       372,825
                              Net unrealized appreciation (depreciation) on
                                investments and foreign currency transactions                                   320,950
                                                                                                              ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                       693,775
                                                                                                              ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $ 794,262
                                                                                                              =========




                       See notes to financial statements.

Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                Year Ended            Year Ended
                                                                             December 31, 1997    December 31, 1996*
                                                                             -----------------    ------------------
OPERATIONS:
   Investment income--net..............................................        $   100,487          $   48,531
   Net realized gain (loss) on investments.............................            372,825              44,655
   Net unrealized appreciation (depreciation) on investments...........            320,950             193,069
                                                                               -----------          ----------
      Net Increase (Decrease) in Net Assets Resulting from Operations..            794,262             286,255
                                                                               -----------          ----------
DIVIDENDS TO SHAREHOLDERS:
   From investment income--net.........................................            (99,919)            (48,236)
   From net realized gain on investments...............................           (390,614)            (26,866)
   In excess of net realized gain on investments.......................           (106,376)              --
                                                                               -----------          ----------
      Total Dividends..................................................           (596,909)            (75,102)
                                                                               -----------          ----------
BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold.......................................         10,934,432           8,053,676
   Dividends reinvested................................................            596,909              75,102
   Cost of shares redeemed.............................................           (739,686)           (312,492)
                                                                               -----------          ----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions   10,791,655           7,816,286
                                                                               -----------          ----------
         Total Increase (Decrease) in Net Assets.......................         10,989,008           8,027,439

NET ASSETS:
   Beginning of Period.................................................          8,027,439              --
                                                                               -----------          ----------
   End of Period.......................................................        $19,016,447          $8,027,439
                                                                               ===========          ==========
Undistributed investment income--net...................................        $       863          $      295
                                                                               -----------          ----------

                                                                                 Shares               Shares
                                                                               -----------          ----------
CAPITAL SHARE TRANSACTIONS:
   Shares sold.........................................................            794,420             645,895
   Shares issued for dividends reinvested..............................             44,979               5,994
   Shares redeemed.....................................................            (52,186)            (24,941)
                                                                               -----------          ----------
      Net Increase (Decrease) in Shares Outstanding....................            787,213             626,948
                                                                               ===========          ==========

------------
* From April 30, 1996 (commencement of operations) to December 31, 1996.



                       See notes to financial statements.

Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                                 Year Ended
                                                                                                December 31,
                                                                                            -------------------
PER SHARE DATA:                                                                               1997       1996(1)
                                                                                            -------     -------
   Net asset value, beginning of period.................................................    $12.80      $12.50
                                                                                            ------      ------
   Investment Operations:
   Investment income--net...............................................................       .07         .08
   Net realized and unrealized gain (loss) on investments...............................      1.03         .34
                                                                                            ------      ------
   Total from Investment Operations.....................................................      1.10         .42
                                                                                            ------      ------
   Distributions:
   Dividends from investment income--net................................................      (.07)       (.08)
   Dividends from net realized gain on investments......................................      (.30)       (.04)
   Dividends in excess of net realized gain on investments..............................      (.08)       --
                                                                                            ------      ------
   Total Distributions..................................................................      (.45)       (.12)
                                                                                            ------      ------
   Net asset value, end of period.......................................................    $13.45      $12.80
                                                                                            ======      ======
TOTAL INVESTMENT RETURN.................................................................      8.71%       3.41%(2,3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............................................      1.42%       1.01%(2)
   Ratio of net investment income to average net assets.................................       .74%        .76%(2)
   Decrease reflected in above expense ratios due to undetakings by The Dreyfus Corporation    --          .34%(2)
   Porfolio Turnover Rate...............................................................     25.67%      24.48%(2)
   Average commission rate paid (4).....................................................    $.0297      $.0351
   Net Assets, end of period (000's Omitted)............................................   $19,016      $8,027

--------------
(1) From April 30, 1996 (commencement of operations) to December 31, 1996.
(2) Not annualized.
(3) Calculated based on net asset value on the close of business on May 1, 1996 (commencement of initial offering) to December 31, 1996.
(4) The Series is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--General:

   Dreyfus Variable Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Value Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a diversified portfolio. The Series' investment objective is long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   As of December 31, 1997, APT Holdings Corporation, an indirect subsidiary of Mellon Bank Corporation, held 417,885 shares of the Series.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 3--Bank Line of Credit:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Series did not borrow under the Facility.

NOTE 4--Investment Advisory Fee and Other Transactions With Affiliates:

   (A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the Series' average daily net assets and is payable monthly.

   The Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 5--Securities Transactions:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1997 amounted to $12,459,467 and $3,199,684, respectively.

   In addition, the following summarizes open forward currency exchange contracts at December 31, 1997:


                                                       Foreign
                                                      Currency                                       Unrealized
Forward Currency Exchange Contracts                    Amounts           Cost            Value     (Depreciation)
-----------------------------------                   --------         --------         --------   --------------
Purchases:
----------
   British Pounds, expiring 1/7/98...............        15,358        $25,417          $25,225        $(192)
   Japanese Yen, expiring 1/5/98.................       895,094          6,885            6,855          (30)
   Japanese Yen, expiring 1/6/98.................     3,160,917         24,352           24,208         (144)
                                                                                                       -----
                                                                                                       $(366)
                                                                                                       =====

Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   (B) At December 31, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $535,952, consisting of $1,987,559 gross unrealized appreciation and $1,451,607 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Variable Investment Fund, International Value Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young, LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL VALUE PORTFOLIO

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Value Portfolio (one of the Series constituting Dreyfus Variable Investment Fund) as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Value Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                  Ernst & Young LLP

New York, New York
February 5, 1998

Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Series elects to provide each shareholder with their portion of the Series' foreign taxes paid and the income sourced from foreign countries. Accordingly, the Series hereby makes the following designations regarding its fiscal year ended December 31, 1997:

   --the total amount of taxes paid to foreign countries was $35,230.
   --the total amount of income sourced from foreign countries was $237,401. --of the $.4831 per share dividends and distributions paid during the year ended December 31, 1997, the portion applicable to foreign taxes paid is $.0261 per share.

   For Federal tax purposes the Series hereby designates $.067 per share as long-term capital gain distribution (of which 58.21% is subject to the 20% maximum Federal tax rate) of the $.421 per share paid on December 23, 1997. Additionally, the Series designates .50% of the ordinary dividends paid during the fiscal year ended December 31, 1997 as qualifying for the corporate dividends received deduction.

Dreyfus Variable Investment Fund,
International Value Portfolio
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                     152AR9712